Other Expenses, Gains and Losses	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Other expenses, gains and losses	OTHER EXPENSES, GAINS AND LOSSES

		Year ended December 31,
		2019	2020	2021
	Notes	(US$ in millions)
Utilities and operating supplies		$195	$116	$144
Contract labor and services		152	65	70
Repairs and maintenance		85	65	64
Royalty fees	25(a)(v)	113	22	43
Advertising and promotions		129	27	42
Management fees(i)		47	16	19
Provision for expected credit losses, net		24	52	3
Auditor's remuneration		2	2	2
Lease payments exempted from recognition and variable lease payments	13(c)	8	3	1
Net foreign exchange (gains)/losses		(35)	(17)	38
Loss on disposal of property and equipment, investment properties and intangible assets(ii)		16	73	19
Impairment loss on property and equipment(iii)	3(d)	65	—	—
Fair value gain on derivative financial instruments	22	—	—	(1)
Other support services		101	58	62
Other operating expenses		115	62	72
		$1,017	$544	$578

(i)Total management fees for the years ended December 31, 2019, 2020 and 2021 included US$24 million, US$3 million and US$3 million charged by third parties and US$23 million, US$13 million and US$16 million charged by related parties, net of amounts capitalized, respectively. Refer to Note 25(a)(ii) for further information.
(ii)Loss on disposal of property and equipment, investment properties and intangible assets for the years ended December 31, 2020 and 2021 included demolition cost of US$34 million and US$11 million, respectively, primarily related to The Londoner Macao project.
(iii)The impairment loss for the year ended December 31, 2019 resulted from the decrease in volume of passengers in our ferry operations. For details refer to Note 3(d).